Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.1194%


        Excess Protection Level
        3 Month Average   5.92%
          April, 2000   5.55%
          March, 2000   5.96%
          February, 2000   6.25%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.83%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,612,664,435.23